SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                    0-26483                  94-3236309
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

Item 5. Other Events and Regulation FD Disclosure.

      On December 4, 2003, VaxGen, Inc. issued a press release entitled, "VaxGen To Raise $28.7 Million Through Sale of Common Stock".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

   Exhibit No.      Description
   -----------      -----------

      99.1 Press release dated December 4, 2003, entitled, "VaxGen To Raise $28.7 Million Through Sale of Common Stock".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VaxGen, Inc.
                                                        (Registrant)


Dated: December 4, 2003                      By: /s/ Carter A. Lee
                                                 ------------------------------
                                                 Carter Lee
                                                 Senior Vice President
                                                 Finance & Administration